AMENDMENT 004
                                       TO
                    ENHANCED SPECIALIZED MOBILE RADIO SYSTEM
                               PURCHASE AGREEMENT
                                     BETWEEN
                                 MOTOROLA, INC.
                                       AND
                           NEXTEL COMMUNICATIONS, INC.

This Amendment, dated as of the 28th day of April, 1996 is between Motorola, Inc., a Delaware Corporation ("Motorola"), and Nextel Communications, Inc., a Delaware Corporation ("Nextel"), and amends the Enhanced Specialized Mobile Radio System Equipment Purchase Agreement dated as of November 4, 1991 as heretofore amended ("Agreement").

                                   BACKGROUND

WHEREAS, Nextel and Motorola wish to confirm that the definition of the terms "Conditional Acceptance" and "Final Acceptance" (i) for purposes of the Original Markets (as defined herein) shall be as set forth in Amendment 003 (as defined below) and (ii) for all other purposes, shall be as set forth in this Amendment;

WHEREAS, Nextel and Motorola desire to add and/or change certain defined terms used in the Agreement, as amended hereby, including, without limitation, CSO, MSO, RSO, system and system expansion as defined herein, Other Equipment, Other Services, Other Software, ATP-Conditional Acceptance and ATP-Final Acceptance;

WHEREAS, Nextel and Motorola desire to establish payment terms for all purchases made by Nextel under the Agreement, as amended hereby, to confirm certain warranty coverages (including commencement dates) for system infrastructure equipment and software, and also to confirm the relationship intended by the parties regarding assurance for Nextel of access to vendor financing for the purchase of Motorola equipment on or after the date hereof in respect of purchases made by Nextel under the Agreement, as amended hereby.

NOW THEREFORE, in consideration of their mutual promises the parties agree as follows.

                             EFFECTIVE DATE AND TERM

This Amendment 004 shall become effective on April 28, 1996. The Agreement, including the Appendices and Exhibits incorporated therein by reference shall remain in full force and effect except to the extent expressly amended hereby.

                                   APPENDICES

The Appendices to this Amendment are incorporated herein by reference as follows:

         Appendix I:    Systems  and  System  Expansions  Governed by the  Terms
                        and Conditions of the Agreement, as amended by Amendment
                        003,  and  Their  Corresponding  Conditional  and  Final
                        Acceptance Dates, dated April 28, 1996.

         Appendix II:   Motorola/Nextel  Payment  Terms  Amendment  003  to  the
                        Enhanced   Specialized   Mobile  Radio  System  Purchase
                        Agreement dated as of ***.

         Appendix III:  Systems and System Expansions that achieved  Conditional and/or Final Acceptance in the month of *** and their corresponding Warranty Start Dates, dated April 28, 1996.

         Appendix IV:   System and System Expansion  Acceptance  Criteria, dated
                        April 28, 1996.

         Appendix V:    Standard Minimum  Equipment Delivery Times, dated  April
                        28, 1996.

         Appendix VI:   Implementation  and  Redeployment  Schedule Signatories,
                        dated April 28, 1996.

                           OPERATIONAL UNDERSTANDINGS

The providing by Nextel of digital wireless communications to meet the changing market needs in a given Area requires that the make up of the equipment and/or services designated for, and located in that Area, be ongoing and continually enhanced, such that Nextel has the opportunity to meet its continuing business goals. These understandings are not intended to modify, expand, or change, in any way, the warranties provided under the Agreement, as amended from time to time.

In order to support the goals of Nextel in a given Area, a series of projects must be implemented from time to time as required. These projects will range in scope from the construction and installation of a grouping of equipment, hardware, and software to allow Nextel to provide initial digital wireless communication services in an Area, to enhancements and expansion of that initial grouping, to the procurement and provision of stand alone equipment, software, and services.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Projects in a given Area are separate and distinct, although they may be subject to adjustments or revisions as contemplated herein prior to completion, provided that such adjustments or revisions do not affect the Implementation Schedule. Such projects may be based on, among other things, the amount of Motorola provided services included and the relative technical complexity of the project. They are categorized into system and system expansions of the types defined herein and into the definitions of "Other Equipment", "Other Services" and "Other Software", stated below.

Each system or system expansion project undertaken for a given Area shall be governed by a specific beginning and completion date. Such projects shall include the agreement by both parties as to the project requirements, make up of goods and/or services to be provided, and a specific implementation schedule defining in detail the required activities of both Motorola and Nextel, and the time frame in which it is anticipated in the Implementation Schedule that they will be accomplished.

Each project may stand alone or may build on previous projects in a given Area. All such projects in a particular Area, taken in total, represent the state and level of Nextel capabilities to provide integrated digital communication services in such Area at a given point in time.

       I. PURCHASES GOVERNED BY THE TERMS AND CONDITIONS OF AMENDMENT OO3

1.1 The ***                                                         (such market
areas being referred to collectively as the "Original Markets") Change Orders specifically set forth in Appendix I shall be governed by the definitions of Conditional and Final Acceptance and the Payment Terms as set forth in that certain Amendment 003 to Enhanced Specialized Mobile Radio System Purchase
Agreement dated as of   ***         , a true and correct copy, together with the
attachments thereto, is annexed as Appendix II to this Amendment ("Amendment 003").

1.2 The systems and system expansions in ***
                    have achieved Conditional and Final Acceptance in accordance with the requirements as set forth in Amendment 003 as shown in Appendix I. The systems and system expansions (if any) in *** and the related Change Orders specifically set forth in Appendix I shall be deemed to have achieved the requirements of Conditional and Final Acceptance as set forth in Amendment 003 on the respective dates shown in Appendix I.

The hardware and software warranty period for hardware and software included in any of the Change Orders and related to any of the systems and system expansions
in            ***                                commenced  as of  the  date  of
Conditional Acceptance, as shown in Appendix I.

The hardware  warranty period for hardware  included in any of the Change Orders
and related to any of the systems in        ***             commenced  as of the
date of completion of the Acceptance Test Plan (ATP). The software warranty for software included in any of the Change Orders and related to any of the systems
in          ***         commenced as of the date of Conditional  Acceptance,  as
shown in Appendix I. The hardware  warranty period for hardware  included in any
of the Change Orders related to the system in *** commenced as of ***       , as
shown in Appendix I. The software  warranty period for software  included in any
of the Change Orders related to the system in ***   commenced as of ***        ,
as shown on Appendix I.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

The final invoice  associated with Final  Acceptance for the systems in    ***
                               have been  submitted to Nextel on     ***       .
Payments shall be due net thirty (30) days from the date of invoice. However, payment of such invoices are subject to the availability of financing as provided in Article VII herein.

1.3 Except as provided for above,  the  following  portions of  Amendment  003 -
Section 1.0, "Systems Covered by Extended Payment Terms, Section 2.0, "Payment Terms", Section 3.0, "Conditional and Final Acceptance", and Section 4.0, "Warranty" - each are hereby superseded.

                     II. PURCHASES GOVERNED BY AMENDMENT 004

2.1 Except for the Change Orders specifically set forth in Appendix I, which shall be governed and controlled exclusively as provided in Article 1 above, the Terms and Conditions as set forth in this Amendment 004 shall apply, as of the Effective Date, to all systems and system expansions of the type defined herein, as well as Other Equipment, Other Services, and Other Software under the Agreement, as amended hereby.

                                III. DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

3.1 The term "Conditional and Final Acceptance" as set forth in the Definitions Section of the Agreement is deleted and replaced in its entirety by the following defined terms:

      3.1.1 "ATP-Conditional Acceptance" for a system or system expansion shall occur at the completion of Conditional ATP as defined in Appendix IV to Amendment 004 (or such modifications or replacements of Appendix IV, either with reference to a particular instance or set of circumstances or generally, as Nextel and Motorola may mutually agree upon from time to time in writing). For the purposes of this Amendment, those Systems or System Expansions that, prior to the Effective Date of this Amendment, have passed ATP, shall be deemed to have achieved ATP-Conditional Acceptance.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

      3.1.2 The parties acknowledge that, prior to or contemporaneous with the periods during which testing to establish ATP-Conditional Acceptance is being conducted, paying customers will be using the relevant system or system expansion to assist Nextel in identifying and performing necessary corrections or adjustments involving the system or system expansion, to provide feedback on system or system expansion utilization, and otherwise to serve as a test population and focus group in preparation for a full-scale commercial launch of the relevant system or system expansion.

            3.1.2.1 Therefore, until the Scheduled Completion Date (as defined below) of ATP-Conditional Acceptance, Motorola shall perform
            ATP-Conditional Acceptance, testing procedures, subject to and predicated on the following:

                  1) Nextel shall; i) place the system or system expansion in the appropriate condition (i.e. system/system expansion lockdown); necessary to permit such testing to be conducted at all reasonable times in accordance with a schedule to be mutually agreed to by the parties; ii) make the equipment, data, and facilities required for completion of ATP-Conditional Acceptance testing available to Motorola in accordance with such approved schedule; and iii) provide free access, ingress and egress to Nextel facilities as reasonably required to perform ATP-Conditional Acceptance in accordance with such approved schedule;

                  2) The criteria used to achieve ATP-Conditional Acceptance shall include only that criteria as defined in Appendix IV to Amendment 004 of the Agreement, except as Nextel and Motorola otherwise mutually agree; and

                  3) The conduct of ATP-Conditional Acceptance testing procedures shall not preclude Nextel from initiating limited commercial use on the relevant system or system expansion prior to the relevant Scheduled Completion Date, so long as such limited commercial use does not involve either a number of subscriber units or a service reliability commitment that would be expected to result in delay and/or expense to Motorola in conducting and/or completing ATP-Conditional Acceptance testing procedures in accordance with the relevant Scheduled Completion Date.

            3.1.2.2 In the event that the completion of ATP-Conditional Acceptance with respect to a system or system expansion is delayed beyond the relevant Scheduled Completion Date of ATP-Conditional Acceptance and such delays are the result of Nextel's actions, or failure to act or is due to circumstances within its reasonable control, including but not limited to, the loading of subscriber units onto the system or system expansion in excess of a level consistent with or having a service reliability commitment inconsistent with, the limited commercial use anticipated to occur prior to achievement of ATP Conditional Acceptance, then Motorola
            shall be granted an  additional      ***        grace  period  after
            such Scheduled Completion Date in which to complete  ATP-Conditional
            Acceptance.  During  this        ***             period,  Nextel and
            Motorola each shall take actions necessary for, or refrain from taking actions detrimental to the conduct and completion of ATP-Conditional Acceptance testing procedures, subject to and predicated on the requirements set forth in Section 3.1.2.1 above.

                  3.1.2.2.1  In the event that at the end of such ***
                  grace period ATP-Conditional Acceptance of the relevant system or system has not been achieved, and such occurrence is the result of Nextel's actions, or failure to act or is due to circumstances within its reasonable control, then ATP-Conditional Acceptance shall be deemed granted at the
                  completion of the   ***      grace period.

            3.1.2.3 In the event that the completion of ATP-Conditional Acceptance with respect to a system or system expansion is delayed beyond the scheduled completion date of ATP-Conditional Acceptance and such delays are the result of Motorola's actions or failures to act or is due to circumstances within Motorola's reasonable control, then as of the Scheduled Completion Date of ATP-Conditional
            Acceptance,  Motorola shall be granted an additional      ***
            grace period in which to complete ATP-Conditional Acceptance. During
            this        ***      grace  period,  Nextel and Motorola  each shall
            take actions necessary for, or refrain from taking actions detrimental to the conduct and completion of ATP-Conditional Acceptance testing procedures, subject to and predicated on the requirements set forth in Section 3.1.2.1 above.

                  3.1.2.3.1 In the event that at the end of such      ***
                  grace period ATP-Conditional Acceptance of the relevant system or system expansion has not been achieved and such occurrence is the result of Motorola's actions, or failure to act or is due to circumstances within Motorola's reasonable control, Motorola shall be permitted to continue to perform ATP-Conditional Acceptance, subject to the requirements set forth in Section 3.1.2.1 above, with the scheduling, during off peak hours as a minimum, of such access times and related activities to be proposed by Nextel, subject to Motorola's approval (which shall not be unreasonably withheld).

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

            3.1.2.4     For purposes of this Article 3,

            The term "Scheduled Completion Date" shall mean the date scheduled for achievement of ATP-Conditional Acceptance as reflected in the original Implementation Schedule in effect with respect to a particular system or system expansion, that Implementation Schedule as modified only by (i) delays in such scheduled date that are not caused by action or failures to act of either or both of Nextel or Motorola or circumstances within the reasonable control of either of them and (ii) such other delays, regardless of cause, that Nextel and Motorola mutually agree in writing will result in an intended extension of the relevant Scheduled Completion Date (it being understood that adoption of a new Implementation Schedule reflecting such delays, unless it expressly evidences an intention to extend such Scheduled Completion Date will not satisfy this clause (ii).

      3.1.2.5 "ATP-Final Acceptance" for a system or system expansion shall occur upon (i) substantially all Punchlist items have been resolved and
      (ii) completion of the Final ATP as defined in Appendix IV to Amendment 004 (or such modifications or replacements of Appendix IV either with reference to a particular instance or set of circumstances or generally, as Nextel and Motorola may mutually agree upon from time to time in writing).

3.2 The Agreement is hereby amended by attaching thereto, as new Appendix IV, respectively, the version of Appendix IV attached hereto and by substituting in the Agreement the term "ATP - Conditional Acceptance" for the term "Conditional Acceptance" wherever it appears and by substituting the term "ATP - Final Acceptance" for the term "Final Acceptance" wherever it appears.

3.3 The term "System" as set forth in the Definitions Section of the Agreement is hereby deleted and replaced in its entirety by the definitions stated below:

      3.3.1.      iDEN 6:1 System

      An "iDEN 6:1 System" shall be defined as a specified grouping of equipment, software and related services ordered by Nextel from Motorola for the construction of a Digital Mobile network to provide mobile integrated services for an Area utilizing the basic iDEN technology platform, including the six-time-slot TDMA technology.

      The specified grouping shall be ordered, delivered, installed and acceptance tested in accordance with the defined Preliminary and/or Detailed Implementation Schedule(s) mutually agreed to between the parties, and shall include all of the following items, that are scheduled for delivery to Nextel prior to the commencement date of acceptance testing defined in the relevant Implementation Schedule for such iDEN 6:1
      System:

            a) FNE Equipment (to include, as appropriate, MSO, CSO or RSO equipment and/or modifications and the related EBTS sites and equipment, to the extent ordered for installation in and reasonably identified with the Digital Mobile network to be constructed in a specific Area), software and other products supplied by or through Motorola, excluding Subscriber Units, essential to compliance with the Performance Specifications or otherwise reasonably necessary to the achievement of ATP-Conditional Acceptance by the relevant iDEN 6:1 System; and

            b) Motorola supplied services relating to the above equipment, software and other products, including but not limited to:

                  MSO, RSO or CSO install, as appropriate to the FNE Equipment ordered;

                  MSO, RSO or CSO  integration,  optimization and ATP activities
                  (except   those  to  be  performed  at  Motorola   cost),   as
                  appropriate to the FNE Equipment ordered;

                  Motorola provided engineering and Program Management which Motorola furnishes in order to perform their installation, integration, optimizations and ATP activities of a MSO, RSO or CSO;

                  EBTS integration and optimization services and the Motorola provided engineering and Program Management which Motorola furnishes in order to perform their integration of EBTS sites (except those to be performed at Motorola cost).

      The parties acknowledge that Motorola must supply services as defined in sub-paragraph (b) above, in conjunction with a grouping of equipment and software defined in sub-paragraph (a) above, in order to be defined as an iDEN 6:1 System.

      The parties acknowledge that an iDEN 6:1 System may be subject to alteration or revision during the design and/or build out phase to address particular opportunities or difficulties reasonably expected to be encountered in the construction of a Digital Mobile Network. The parties further acknowledge that so long as such alterations, revisions or similar matters do not adversely affect the project scope and/or schedule, such alterations, revisions or similar matters (together with related equipment, service and software orders or change orders) shall be deemed to constitute the originally defined and specified iDEN 6:1 System in question.

      The parties also recognize that Nextel may procure services other than those outlined in sub-paragraph (b) above, from qualified third parties or from within Nextel's employee ranks, and that such internal or third party service arrangements, provided in connection with Motorola supplied equipment, software and related services, are consistent with the definition of an iDEN 6:1 System provided that such services comply with Motorola published installation and engineering standards.

      If the acceptance testing of such iDEN 6:1 System does not result in achievement of ATP-Conditional Acceptance, and if such failure is the result of Motorola's actions or failure to act or is due to circumstances within its reasonable control, then the additional items of equipment, software and related services which are required to be provided by Motorola for such iDEN 6:1 System to achieve ATP-Conditional Acceptance also shall be deemed to be a part of, and governed by the terms of the originally defined and specified iDEN 6:1 System in question.

      3.3.2       First Stage Reconfigured iDEN 3:1 System

      A First Stage Reconfigured iDEN 3:1 System shall be defined in the same manner and according to the same principles and intent as an iDEN 6:1 System except that it shall utilize and incorporate the First Stage Reconfigured iDEN technology platform defined in the *** .

      3.3.3       Stage 1A Reconfigured iDEN 3:1 System

      A Stage 1A Reconfigured iDEN 3:1 System shall be defined in the same manner and according to the same principles and intent as an iDEN 6:1 System except that it shall utilize and incorporate the Stage 1A Reconfigured iDEN technology platform, defined in the *** .

      3.3.4       iDEN 6:1 System Expansion

      An "iDEN 6:1 System Expansion" shall be defined as a specified grouping of equipment, software and related services ordered by Nextel from Motorola utilizing the basic iDEN technology platform, and purchased as a single order or a group of related orders which are received by Motorola from
      Nextel  within a      ***         period  from the date on which  Motorola
      received the first of such related  orders from Nextel,  unless  otherwise mutually agreed to, and having an aggregate purchase price of at least $*** . The specific grouping shall be ordered for the modification of the existing design of, or any increase in the capabilities or capacities of, and constructed in, around, or adjacent to, an existing iDEN 6:1 System.

      The specified grouping shall be ordered, delivered, installed and acceptance tested in accordance with the defined Preliminary and/or Detailed Implementation Schedule(s) mutually agreed to between the parties, and shall include all of the following items, that are scheduled for delivery to Nextel prior to the commencement date of acceptance testing defined in the relevant Implementation Schedule for such iDEN 6:1 System Expansion:

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

            a) FNE  Equipment  (to  include,  as  appropriate,  MSO,  CSO or RSO equipment and/or modifications and the related EBTS sites and equipment, to the extent ordered for installation in and reasonably identified with the Digital Mobile network that is the subject of such iDEN 6:1 System Expansion), software and other products supplied by or through Motorola, excluding Subscriber units, essential to compliance with the Performance Specifications or otherwise reasonably necessary to the achievement of ATP - Conditional Acceptance by the relevant iDEN 6:1 System Expansion; and

            b) Motorola supplied services relating to the above equipment, software and other products, including but not limited to:

                  MSO, RSO or CSO install, as appropriate to the FNE Equipment ordered;

                  MSO, RSO or CSO integration,  optimization and ATP activities,
                  (except   those  to  be  performed  at  Motorola   cost),   as
                  appropriate to the FNE Equipment ordered;

                  Motorola provided engineering and Program Management which Motorola furnishes in order to perform their installation, integration, optimizations and ATP activities of a MSO, RSO or CSO;

                  EBTS integration and optimization services and the Motorola provided engineering and Program Management which Motorola furnishes in order to perform their integration of EBTS sites (except those to be performed at Motorola cost).

      The parties acknowledge that Motorola must supply services as defined in sub-paragraph (b) above, in conjunction with a grouping of equipment and software defined in sub-paragraph (a) above, in order to be defined as an iDEN 6:1 System Expansion.

      The parties acknowledge that an iDEN 6:1 System Expansion may be subject to alteration or revision during the design and/or build out phase to address particular opportunities or difficulties reasonably expected to be encountered in the construction of a Digital Mobile Network. The parties further acknowledge that so long as such alterations, revisions or similar matters do not adversely affect the project scope and/or schedule, such alterations, revisions or similar matters (together with related equipment, service and software orders or change orders) shall be deemed to constitute the originally defined and specified iDEN 6:1 System Expansion in question.

      The parties also recognize that Nextel may procure services other than those outlined in sub-paragraph (b) above, from qualified third parties or from within Nextel's employee ranks, and that such internal or third party service arrangements, provided in connection with Motorola supplied equipment, software and related services, are consistent with the definition of an iDEN 6:1 System Expansion provided that such services comply with Motorola published installation and engineering standards.

      If the acceptance testing of such iDEN 6:1 System Expansion does not result in achievement of ATP-Conditional Acceptance, and if such failure is the result of Motorola's actions or failure to act or is due to circumstances within its reasonable control, then the additional items of equipment, software and related services which are required to be provided by Motorola for such iDEN 6:1 System Expansion to achieve ATP-Conditional Acceptance also shall be deemed to be a part of, and governed by the terms of the originally defined and specified iDEN 6:1 System Expansion in question.

      3.3.5       iDEN 6:1 to First Stage Reconfigured iDEN 3:1 System Expansion

      An iDEN 6:1 to First Stage Reconfigured iDEN 3:1 System Expansion shall be defined in the same manner and according to the same principles and intent as an iDEN 6:1 System Expansion except that it shall utilize and incorporate the First Stage Reconfigured iDEN technology platform defined in the *** .

      This expansion shall include the provision by Motorola of the software upgrades as defined in the *** and as priced under the Agreement, to allow the system to be upgraded from the basic iDEN platform to First Stage Reconfigured iDEN.

      3.3.6       First Stage to Stage 1A Reconfigured iDEN 3:1 System Expansion

      A First Stage to Stage 1A Reconfigured iDEN 3:1 System Expansion shall be defined in the same manner and according to the same principles and intent as an iDEN 6:1 System Expansion except that it shall utilize and incorporate the Stage 1A Reconfigured iDEN technology platform defined in the *** .

      This expansion shall include the provision by Motorola of the software upgrades as defined in the *** and as priced under the Agreement, to allow the system to be upgraded from the First Stage Reconfigured iDEN platform to Stage 1A Reconfigured iDEN.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

      3.3.7       iDEN 6:1 to Stage 1A Reconfigured iDEN 3:1 System Expansion

      An iDEN 6:1 to Stage 1A Reconfigured iDEN 3:1 System Expansion shall be defined in the same manner and in accordance with the same principles and intent as an iDEN 6:1 System Expansion except that it shall utilize and incorporate the Stage 1A Reconfigured iDEN technology platform defined in
      the ***   .

      This expansion shall include the provision by Motorola of the software upgrades as defined in the *** and as priced under the Agreement, to allow the system to be upgraded from the basic iDEN platform to Stage 1A Reconfigured iDEN.

      3.3.8       First Stage Reconfigured iDEN 3:1 System Expansion

      A First Stage Reconfigured iDEN 3:1 System Expansion shall be defined in the same manner and in accordance with the same principles and intent as an iDEN 6:1 System Expansion except that it shall utilize the existing First Stage Reconfigured iDEN technology platform previously incorporated into the system being expanded.

      3.3.9       Stage 1A Reconfigured iDEN 3:1 System Expansion

      A Stage 1A Reconfigured iDEN 3:1 System Expansion shall be defined in the same manner and in accordance with the same principles and intent as an iDEN 6:1 System Expansion except that it shall utilize the existing Stage 1A Reconfigured iDEN technology platform previously incorporated into the system being expanded.

3.4 The following new defined terms are hereby added to the Definitions Section of the Agreement:

      CSO

      A CSO shall be defined as a Collocated Switching Office that consists of the DAP, MPS, BSC, and OMC equipment that is generally collocated with, and shares an ESMR Switch (with or without an HLR).

      Implementation Schedule

      An Implementation Schedule is a binding written agreement between the parties and is defined as that schedule, mutually agreed to between Motorola and Nextel, defining the set of Motorola and Nextel tasks and their associated time frames required to implement a specific system or system expansion of the types defined herein. Said schedule shall consist of a Preliminary Implementation Schedule except as superseded by a Detailed Implementation Schedule. The Preliminary Implementation Schedule and Detailed Implementation Schedule shall be developed and updated in accordance with the requirements as defined in Article IV of Amendment.
      004. The Preliminary Implementation Schedule shall define the project start date, major project milestone completion dates, equipment and software delivery dates, and the project acceptance and completion date. The contents of the Detailed Implementation Schedule shall include to the extent appropriate and (based on the complexity of the system or system expansion being implemented) the required start and end dates for, but not limited to: system design and review, site acquisition, site preparation, telephone (T1) service, Nextel provided services, Motorola provided services, network planning, ordering of equipment, delivery of equipment, installation and optimization, acceptance testing, and project completion.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

      MSO

      An MSO shall be defined as a Mobile Switching Office that consists of the ESMR Switch (with or without an HLR), and the DAP, MPS, BSC, and OMC equipment.

      Non Site Equipment

      Non-Site Equipment is defined as any Motorola manufactured and third party manufactured equipment, supplied through Motorola, that is integral to the operation of system and/or system expansion, including but not limited to, the MSC, SMS, DAP, MPS, BSC, and OMC, and is located at an MSO, CSO, or RSO complex.

      Other Equipment

      Other Equipment shall be defined as any products supplied by or through Motorola under the Agreement that is not included as part of a system or system expansion of the types defined herein, excluding System Engineering, Other Software, Other Services, and Subscriber Units.

      Other Services

      Other Services shall be defined as services supplied by Motorola under the Agreement that are not included as part of a system or system expansion of the types defined herein.

      Other Software

      Other Software shall be defined as software supplied by or through Motorola under the Agreement that is not included as part of a system or system expansion of the types defined herein, excluding System Engineering and Other Services.

      RSO

      An RSO shall be defined as a Remote Switching Office that consists of the DAP, MPS, BSC, and OMC equipment that is generally remotely located to, but shares an existing ESMR Switch (with or without an HLR).

      Site Equipment

      Site Equipment is defined as Motorola manufactured EBTS equipment and third party manufactured equipment, supplied through Motorola that is associated with and integral to the operation of an EBTS Site.

                               IV. IMPLEMENTATION

4.1 The Preliminary Implementation Schedule associated with a particular system or system expansion of the types defined in the Agreement shall be developed and prepared by Nextel, taking in account the standard minimum equipment delivery times as stated in Appendix V to this Amendment 004 (following good faith consultation with Motorola) and shall be submitted by Nextel to Motorola together with the initial order submitted by Nextel to Motorola that constitutes all or part of such system or system expansion of the types defined herein. Motorola's acceptance of such order as evidenced by a Motorola order acknowledgment shall conclusively signify Motorola's agreement to such Preliminary Implementation Schedule.

4.2 Motorola and Nextel shall, within    ***           of the date of Motorola's
acceptance of an order of a system or system expansion of the types defined in the Agreement and agreement to the related Preliminary Implementation Schedule, mutually agree in writing to a Detailed Implementation Schedule applicable to said system or system expansion, provided that to the extent the parties are unable to reach mutual agreement on all or part of such a Detailed
Implementation schedule, the relevant provisions of the Preliminary Implementation Schedule shall remain in effect and control.

4.3 The Implementation Schedule shall be a binding written commitment on the part of both parties and shall be mutually revised from time to time, as required. All agreed to changes or modifications to the project scope and/or schedule shall be reflected in writing and incorporated into a revised Implementation Schedule. The revised Implementation Schedule shall be dated and shall incorporate all project additions, deletions, extensions, and compressions incorporated into the project since the previously agreed to Implementation schedule. In the event that the parties fail to agree on the terms of the requested changes or modifications then the terms and scope of the Implementation Schedule in force at the time of the request, shall govern.

4.4 To be valid and effective, each Detailed Implementation Schedule and revised Implementation Schedule must be approved in writing (i) for Nextel, by any of the persons identified in the Schedule captioned "Equipment Agreement - Authorized Nextel Signatories" and delivered to Motorola, and (ii) for Motorola, by any of the persons identified in the Schedule captioned "Equipment Agreement
- - Authorized  Motorola  Signatories" and delivered to Nextel. Both Schedules are
contained   in  Appendix   VI,   "Implementation   and   Redeployment   Schedule
Signatories", dated April 28, 1996, to this Amendment 004. It is understood that Nextel and/or Motorola may add, delete or substitute persons to their respective Schedules by delivering a revised written Schedule, reflecting such additions, deletions or substitutions, to the other party (so long as such revised Schedule is approved by any of the persons on the prior version thereof).

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                          V. REDEPLOYMENT OF EQUIPMENT

Nextel and Motorola acknowledge the desirability of allowing Nextel sufficient flexibility to deploy equipment where needed to meet its legitimate business needs, and for Motorola to anticipate predictable payment schedules.

In furtherance of such objectives, the parties agree as follows:

5.1 When submitting an original order to Motorola, Nextel shall indicate the existing or proposed system or system expansion and corresponding Digital Mobile network and Area to which such order relates;

      5.1.1 If Nextel wishes to redeploy any equipment, software or other products ordered from Motorola under the Agreement ("Ordered Items") and, at or prior to the time of such proposed redeployment, Nextel has fully paid the purchase price of such Ordered Items to Motorola, then (a) so long as such Ordered Items are not Financed Items (as defined in Section
      5.3.3 below),  such  redeployment  may occur as Nextel shall determine and
      (b) in the case of such Ordered Items that are Financed Items, subject to compliance with Section 5.3.2 below, such redeployment may occur as Nextel shall determine, and in either such case, the warranty terms applicable to such Ordered Items shall be the same as those applicable to such Ordered Items prior to such proposed redeployment.

5.2 In all circumstances to which Section 5.1.1 is not applicable Nextel shall have the flexibility, upon the receipt of written notice by Motorola, to redeploy Ordered Items in accordance with and subject to the following:

      5.2.1 Non-Site Equipment Redeployment

            5.2.1.1     Other Equipment to System/System Expansion

            In the event, the relevant Ordered Items being redeployed constitute Non-Site Equipment and were originally ordered as Other Equipment or Other Software, then such Ordered Items may be redeployed by Nextel as indicated in the relevant written redeployment notice, upon or after Motorola's receipt of such written notice. Payment and warranty terms of such Ordered Items shall be governed under the payment and warranty terms for Other Equipment and/or Other Software, contained herein, as originally ordered and the original order shall be deemed retroactively modified to conform to such indicated redeployment.

            5.2.1.2     System/System Expansion to System/System Expansion

            In the event the relevant Ordered Items being redeployed constitute Non-Site Equipment and were originally ordered as part of a system or system expansion, then, upon receipt by Motorola of a written redeployment notice Motorola shall give Nextel, as promptly as reasonably practicable in the circumstances (which Motorola shall attempt to accomplish within *** ), a written summary in reasonable detail of those charges and expenses that Motorola reasonably expects to incur assuming such proposed redeployment occurs. It is expressly acknowledged and agreed that such charges and expenses may include (if appropriate in the relevant circumstances); (i) those arising from Motorola's payment and other obligations to third party suppliers; (ii) those arising from required modifications to the warranty terms applicable to such redeployed Ordered Items and; (iii) those arising from reasonably anticipated delays or deferrals of payments scheduled to be made with respect to the original system or system expansion from which such Ordered Items are to be redeployed. Such charges and expenses may be reduced or offset, in whole or in part, by factors associated with such proposed redeployment that may be reasonably expected to result in benefits to Motorola, which may include (if appropriate in the relevant circumstances) reductions or avoidance of costs or increases in the amount, or acceleration of the receipt, of payments made to Motorola.

            Promptly after Nextel's receipt of such written summary from Motorola, Nextel and Motorola shall commence good faith negotiations (which in all events shall be pursued for at least *** ) to attempt to reach mutual agreement on the payment or other
            arrangements   (to   the   extent   appropriate   in  the   relevant
            circumstances ) that should be adopted to make Motorola whole in light of such proposed redeployment, on the appropriate changes to be made in accordance with Article IV to the Implementation Schedules then in effect, both in the system or system expansion from which and to which such Ordered Items are proposed to be redeployed, and on such other matters (if any) that may be implicated by such proposed redeployment.

            To the extent such mutual agreement is reached, the topics covered thereby shall be governed by the terms of such mutual agreement, which the parties shall promptly reduce to writing and which shall be considered an amendment that supersedes any different or conflicting terms of the Agreement that otherwise would be applicable to such redeployment.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

            If Nextel and Motorola have not reached such mutual agreement on all topics relevant to such proposed redeployment for any reason (including, without limitation, Nextel's failure to receive the
            written summary from Motorola contemplated above) within     ***
            days after Motorola's receipt of the relevant written redeployment notice from Nextel then, the parties agree to escalate such disagreement to; (i) for Motorola: the Vice President and General Manager, iDEN World Wide Infrastructure Division and; (ii) for
            Nextel: the Chief Operating Officer, or their respective designee, for final negotiation and resolution (Escalation Procedure).

            In the event the parties fail to reach an agreement  within    ***
                           of the  commencement  of this  Escalation  Procedure,
            then, upon receipt by Motorola from Nextel of a written agreement providing that Nextel shall take such actions with respect to such proposed redeployment as may subsequently be determined to be appropriate, either by mutual agreement of the parties or at the conclusion of the relevant Dispute Resolution (as defined below), such proposed redeployment may then occur and all topics relating thereto as to which the parties have not reached mutual agreement shall thereafter (at the request of either party) be submitted and resolved in accordance with the process set forth in Section 33, Disputes and Dispute Resolution, of the Agreement (such process a "Dispute Resolution"). Upon the conclusion of the relevant Dispute Resolution, in accordance with Section 33 of the Agreement, each of the parties shall promptly take such actions (including making any required payments and entering into any amended Implementation Plans) as have been found to be appropriate by such Dispute Resolution.

            Unless the parties mutually agree or the relevant Dispute Resolution should determine otherwise, payments for Ordered Items so redeployed shall be made in accordance with the system or system expansion payment terms contained in Section 6.1 below, and warranty shall commence in accordance with the system or system expansion warranty terms contained in Section 8.1 below, as these terms apply to the system or system expansion into which such redeployed Ordered Items are incorporated.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

      5.2.2       Site Equipment Redeployment

            5.2.2.1     Site  Equipment  Redeployment at least   ***    Prior to
                        Scheduled Ship

            If a written redeployment notice relating to Ordered Items constituting Site Equipment is received by Motorola at least *** before the scheduled date for shipment by Motorola of such Ordered Items, then such Ordered Items shall be redeployed and payment shall be made in accordance with the system or system expansion payment terms contained in Section 6.1 herein , and the warranty terms applicable to such Ordered Items shall be the system or system expansion warranty terms contained in Section 8.1 herein, both as these terms apply to the system or system expansion into which such redeployed Ordered Items are incorporated.

            5.2.2.2     Site  Equipment  Redeployment Less Than   ***   Prior to
                        Scheduled Ship

                  5.2.2.2.1 If a written redeployment notice relating to Ordered Items constituting Site Equipment is received by Motorola less than *** before the scheduled date for shipment by Motorola of the relevant Ordered Items, and such Ordered Items were originally ordered as part of a system or system expansion, then such Ordered Items shall be redeployed and payment shall be made in accordance with system or system expansion payment terms contained in Section 6.1 herein, and the warranty terms applicable to such Ordered Items shall be the system or system expansion warranty terms contained in
                  Section 8.1 herein, except that ATP - Conditional Acceptance with respect to such redeployed Ordered Items shall be deemed
                  to have  occurred and been granted       ***       after their
                  original Shipment Date and ATP - Final Acceptance with respect to such redeployed Ordered Items shall be deemed to have
                  occurred  and  been  granted            ***       after  their
                  original Shipment Date (or, in each case, if earlier, the date on which the system or system expansion incorporating such redeployed Ordered Items actually achieves ATP - Conditional Acceptance or ATP - Final Acceptance, as the case may be, but in no event earlier than the date on which such redeployment occurs in the case of Ordered Items being redeployed to a system or system expansion that already has achieved ATP - Conditional Acceptance and/or ATP - Final Acceptance).

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                  5.2.2.2.2 If a written redeployment notice relating to Ordered Items constituting Site Equipment is received by Motorola, less than *** before the scheduled date for shipment by Motorola of the relevant Ordered Items, and such Ordered Items were originally ordered as Other Equipment and/or Other Software, then such Ordered Items shall be redeployed and the payment and warranty terms of such Ordered Items shall be governed under the payment and warranty terms for Other Equipment and/or Other Software, contained herein, as originally ordered and the original order shall be deemed retroactively modified to conform to such indicated redeployment.

5.3   Finance Terms of Redeployed Equipment

      5.3.1 If such Ordered Items are not Financed Items (as defined below), then with respect to the "Motorola/Northern Telecom Finance Agreements" defined below, such Ordered Items may be redeployed from a Digital Mobile network in any Area to any other Digital Mobile Network in any other Area.

      5.3.2 If such Ordered Items are Financed Items (as defined below), then, with respect to the "Motorola/Northern Telecom Finance Agreements" defined below, such Ordered Items may be redeployed (1) to any Area as to which Motorola/Northern Telecom Finance Agreements are in place, so long as the conditions to borrowing thereunder are then satisfied and sufficient financing remains available to permit the full purchase price of such Ordered Items to be financed and (2) in circumstances other than those described in the preceding clause (1), as consented to by Motorola; and in either such case, Motorola and Nextel shall take all appropriate action to re-allocate between or among the affected Areas (or as they otherwise may agree) the amount of the outstanding borrowings associated with such redeployed Ordered Items and;

      5.3.3 For purposes of this Amendment, the term "Motorola/Northern Telecom Finance Agreements " means those certain separate Financing and Security Agreements entered into as of November 1, 1991 by and between Motorola, Nextel and each of Smart SMR of California, Inc., Smart SMR of New York,
      Inc. Smart SMR of Illinois, Inc. and Smart SMR of Texas, Inc. (collectively, the "Smart SMR Subs"), respectively, the Financing and Security Agreement entered into as of July 28, 1995 by and between Motorola, Nextel and OneComm Corporation N.A. and the separate Financing and Security Agreements entered into as of November 1, 1991 by and between Northern Telecom Finance Corporation, Nextel and the Smart SMR Subs, in each case as amended from time to time in accordance with their respective terms and the term "Financed Items" means Ordered Items that either at the time of their purchase were acquired with funds provided pursuant to the Motorola/Northern Telecom Finance Agreements or were acquired initially for cash and subsequently such initial cash purchases was refinanced with funds provided pursuant to the Motorola/Northern Telecom Finance Agreements.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

5.4 The foregoing provisions of this Article V are not intended to apply to particular circumstances where the parties have reached, or have indicated an intention to reach, a separate agreement (such as, by way of example and not limitation, the special arrangements under discussion between the parties relating to a potential limited implementation of a Reconfigured iDEN 3:1 System).

                                VI. PAYMENT TERMS

6.1 Section 8.2 of the Agreement is deleted and replaced in its entirety with the Payment Terms as defined below:

      8.2   Payment Terms
      Payment Terms for the systems or system expansions of the types defined herein, shall be as follows:

            *** of total order price upon receipt of order.
            *** of total order price upon Equipment shipment, invoiced monthly. *** of total order price upon achievement of ATP - Conditional Acceptance of a system or system expansion.
            *** of total order price upon achievement of ATP - Final Acceptance of a system or system expansion.

      Notwithstanding the above, if Nextel intentionally delays the implementation of a system or system expansion of the types defined herein, then ATP-Conditional Acceptance shall be deemed to be granted
      ***                after  the   implementation   date  set  forth  in  the
      Implementation Schedule for such system or system expansion and all payments associated with ATP-Conditional acceptance shall be due and payable as of this date. ATP-Final Acceptance shall be deemed to be
      granted     ***           after the the  implementation  date set forth in
      the Implementation Schedule for such system or system expansion and all payments associated with ATP-Final Acceptance shall be due and payable as of this date.

      Other Equipment Payment Terms shall be as follows:

            100% of Other Equipment price upon shipment.

      Other Software Payment Terms shall be as follows:

            100% of Other Software price upon shipment.

      Other Services Payment Terms shall be as follows:

            Invoices will be issued monthly for Other Services completed.

      All invoices due net thirty (30) days from date of invoice.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                            VII. ACCESS TO FINANCING

Nextel and Motorola agree that, as of the date of this Amendment payment is due with respect to Conditional and Final Acceptance Certificates signed on *** for prior purchases made by Nextel under the Agreement. Motorola agrees to make available (including, if required, waiving any and all terms and conditions that otherwise would preclude the availability of) sufficient financing under the equipment financing agreements in place between Motorola and Nextel to enable Nextel to make all payments with respect to the Conditional and Final Acceptance Certificates signed on ***, when due and payable to Motorola.

                                 VIII. WARRANTY

8.1 Except with respect to hardware and software warranties relating to Systems and System Expansions in the Original Markets, which are separately addressed pursuant to Article 1 above, the commencement of hardware and software warranty and the warranty term as stated in the third paragraph of Section 10.1.5 and in
Section 10.2.1 of the Agreement are modified as follows:

      Warranty Start Date for the systems or system expansions of the types defined herein, shall be as follows:

            FNE Equipment warranty, software warranty, SMP and on site maintenance (if on site maintenance is ordered), with respect to all hardware and software components installed or included in the relevant system or system expansion, as appropriate, at or prior to the date on which such system or system expansion achieves
            ATP-Conditional Acceptance shall commence upon such relevant ATP-Conditional Acceptance date.

      Notwithstanding the above, if Nextel intentionally delays the implementation of a system or system expansion of the types defined herein, then ATP-Conditional Acceptance shall be deemed to be granted
      ***                after  the   implementation   date  set  forth  in  the
      Implementation Schedule for such system or system expansion and all warranties shall commence as of this date.

      Other Equipment Warranty Start Date

            Other Equipment warranty and any associated software warranty shall commence upon the date of shipment of the Other Equipment plus *** days.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

      Other Software Warranty Start Date

            Other  Software  warranty  and SMP shall  commence  upon the date of
            shipment of the Other Software plus ***    days.

      Warranty Term

            The length of all warranties shall be as identified in the various Change Order Exhibit A's or purchase orders associated with each system and system expansion of the types defined herein, Other Equipment or Other Software order; provided that any changes to a system or system expansion warranty shall not be effective unless agreed to in writing by a Nextel and a Motorola authorized signatory; further provided that in the case of all systems and system expansions identified by an asterisk (*) in Appendix III to this Amendment 004, the warranty termination date shall be the later of; (i) the normal termination date or; (ii) the date on which the ATP-Final Acceptance is achieved with respect to the relevant system or system expansion.

      Repetitive or Service Affecting Failure Warranty

            In the event a module (board) is documented to have systemic failures during it's warranty period, and such failures are not due to inappropriate use, such Module shall be replaced by Motorola at no additional charge. Any such replaced Module shall be warranted for the balance of the originally provided Module warranty period, and delivery shall be subject to normal manufacturing and/or subcontractor lead times.

            In the event a module is documented, during the system warranty period, to have been the root cause of a substantial service affecting system failure, the warranty of such system shall be extended by a period equal to the period for which the system had been out of service.

            Nextel shall notify  Motorola in writing  within        ***
            days  of  such  failures,   and  such  notification   shall  include
            appropriate documentation.

8.2 Motorola has provided Nextel a revised warranty/board repair proposal that takes into account the flexibility Nextel is intended to have to move equipment between Nextel locations.

                  IX. CONDITIONAL AND FINAL ACCEPTANCE ACHIEVED

9.1 The systems and system expansions defined in Appendix III, were agreed to have achieved Conditional and/or Final Acceptance as of the dates indicated in Appendix III. Said agreements were reached between Motorola and Nextel as of
***           . The start of warranty for these systems and system expansions is defined in Appendix III.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                        X. AGREEMENT CONTINUES IN EFFECT

10.1 The Agreement shall remain in full force and effect except as expressly amended hereby.



IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties set forth below.

NEXTEL COMMUNICATIONS, INC.               MOTOROLA, INC.

By: /s/ DANIEL F. AKERSON                 By: /s/ ROBERT L. BARNETT

Title: CHAIRMAN & CEO                     Title: CORP. V.P. - iDEN

Date: April 28, 1996                      Date: April 28, 1996

                                   Appendix I

      Systems and System Expansions Governed by the Terms and Conditions of Amendment 003, and the Their Corresponding Conditional and Final Acceptance
                                Achievement Date

                              Dated: April 28, 1996

- ------------------------------------------------------------------------------------------------

System                   Change Order            ATP Date       Conditional     Final
                                                                Acceptance      Acceptance Date
                                                                Date
- ------------------------------------------------------------------------------------------------

***

- ------------------------------------------------------------------------------------------------

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   Appendix II

           Motorola/Nextel Payment Terms Amendment 003 to the Enhanced
               Specialized Mobile Radio System Purchase Agreement
                           dated as of ***          .

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                  AMENDMENT 003
                                       TO
                    ENHANCED SPECIALIZED MOBILE RADIO SYSTEM
                               PURCHASE AGREEMENT
                                     BETWEEN
                                 MOTOROLA, INC.
                                       AND
                                  NEXTEL, INC.

This Amendment,  dated as of the       ***                 is between  Motorola,
Inc., a Delaware Corporation, ("Motorola") and NEXTEL Communications, Inc., a Delaware Corporation, ("Nextel") and amends the Enhanced Specialized Mobile Radio System Equipment Purchase Agreement dated as of November 4, 1991 as heretofore amended ("Purchase Agreement").

BACKGROUND

WHEREAS,  Nextel and Motorola have agreed,  based on Motorola letter dated ***
        , R. Severns to B McAuley, reference Conditional and Final Acceptance Payment Terms, to modify the Conditional and Final Acceptance Terms, Warranty Terms, and Payment Terms for all existing Systems, New Systems, MSO Expansions, and Expansion in Sites and Equipment incorporated into the subject Agreement.

NOW THEREFORE, in consideration of their mutual promises the parties agree as follows.

EFFECTIVE DATE

This Agreement shall become effective on ***       .

APPENDICES

The Appendices to this Agreement are incorporated herein by reference and are as follows:

       ATTACHMENT 1:       Minimum number of units in service, by city size and
                           service type to reach conditional and final acceptance, dated ***

       ATTACHMENT 2:       Market revenue (which is 90% of Nextel's Rate Plan)
                           by month using conditional acceptance criteria, dated ***.

1.0      SYSTEMS COVERED BY EXTENDED PAYMENT TERMS

         1.1 The  Extended  Payment  Term set out in  Section  2.1  apply to the
   following    ***         Systems owned or expected to be owned by Nextel:

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                  System/Location

                  ***





*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

The Extended Payment Terms related to OneComm Corporation ("OneComm") or Dial Page, Inc. ("Dial Page") (or the affiliates of either) systems assume they have merged or otherwise been acquired by Nextel. This Agreement shall have no effect on the systems owned by OneComm or Dial Page prior to such merger. however, upon the completion of these mergers or acquisitions, the agreements specified herein shall apply to all orders of OneComm and Dial Page or the affiliates of either.

2.0      PAYMENT TERMS

Section 8.2 of the Purchase Agreement is deleted and replaced in its entirety with the Payment Terms as defined below.

         2.1 Payment Terms for the Systems described in Section 1.1 shall be as follows:

                  ***      of total Contract price upon receipt of order.
                  ***      of total Contract price upon equipment shipment,
                           invoiced monthly.
                  ***      of total Contract price upon Conditional Acceptance.
                  ***      of total Contract price upon Final Acceptance.

         The Payment Terms described above apply to payments due to Motorola for Systems defined in Section 1.1 after the Effective Date of this Agreement including any/all Conditional or Final Acceptance Payments which have not yet been made for these Systems. No adjustments will be made for payments already made to Motorola before the Effective Date.

         2.2 Payment Terms for New Systems and MSO Expansions shall be as follows:

                  2.2.1  Until   Conditional   Acceptance  as  defined  in  this
Agreement,  is achieved for any total of ***     of the  ***             Systems
defined in Section 1.1, Payment Terms for New Systems and MSO Expansions shall be:

                  ***      of total Contract price upon receipt of order.
                  ***      of total Contract price upon equipment shipment,
                           invoiced monthly.
                  ***      of total Contract price upon Conditional Acceptance.
                  ***      of total Contract price upon Final Acceptance.

                  2.2.2 Upon achievement of Conditional Acceptance as defined in
this  Agreement,  for any total of ***     of the  ***           Systems defined
in Section 1.1, Payment Terms for New Systems and MSO Expansions shall be:

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                  ***      of total Contract price upon receipt of order.
                  ***      of total Contract price upon equipment shipment,
                           invoiced monthly.
                  ***      of total Contract price upon Conditional Acceptance.
                  ***      of total Contract price upon Final Acceptance.

         These  payment  terms are subject to reconfirmation  and  discussion on
         ***    if new  facts concerning general industry payment term  practice are noted.

                  2.2.3 Upon achievement of Conditional Acceptance as defined in
this  Agreement,  for any total of ***   of the ***              Systems defined
in Section 1.1, the Payment Terms defined in Section 2.2.2 shall apply retroactively to all New Systems and MSO Expansions, originally ordered under the Payment Terms stated in Section 2.2.1.

                  Nextel shall pay Motorola all additional amounts due under the new payment terms within *** of receipt by Motorola of Conditional Acceptance of the fifth of the Systems set out in
                  Section 1.1.

         2.3 Payment Terms for Expansions in Sites or Equipment shall be as follows:

                  2.3.1  Until  Conditional  Acceptance,   as  defined  in  this
Agreement,  is achieved for any total of ***  of the  ***                Systems
defined in Section 1.1, Payment Terms for Expansions in Sites or Equipment to any of the Systems described in Section 1.1 shall be:

                  ***      of total Contract price upon receipt of order.
                  ***      of total Contract price upon equipment shipment,
                           invoiced monthly.
                  ***      of  total  Contract  price  upon  completion  of Site
                           install   and  Site  ATP  or,  if  the  Site  is  not
                           constructed, no later than sixty(60) days from date of equipment shipment.
                  ***      of total Contract  price upon  resolution of Site ATP
                           Punch List or, if the Site is not constructed, no later than 90 days from date of equipment shipment.

     These payment terms are subject to reconfirmation and discussion on 9/1/95 if new facts concerning general industry payment term practice are noted.

                  2.3.2 Upon achievement of Conditional  Acceptance,  as defined
in this  Agreement,  for any  total of ***    of the  ***                Systems
defined in Section 1.1, Payment Terms for Expansions in Sites or Equipment to any of the Systems described in Section 1.1 and all future Expansions in Sites or Equipment to any System shall be:

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                  Equipment:  100% of equipment price, net thirty (30) days from equipment receipt.

                  Services/System Integration:  *** of services price upon
                                                receipt of Order.

                                                *** of services price upon
                                                completion of installation.

                  2.3.3 Upon achievement of Conditional Acceptance as defined in this Agreement, for any total of *** of the ***
                  Systems  defined in Section 1.1, the Payment  Terms defined in
                  Section 2.3.2 shall apply retroactively to all Expansions in Sites or Equipment, originally ordered under the Payment Terms stated in Section 2.3.1. Nextel shall pay Motorola all additional amounts due under the new payment terms within *** of receipt by Motorola of Conditional Acceptance of the
                  ***    of the Systems set out in Section 1.1.

3.0      CONDITIONAL AND FINAL ACCEPTANCE

The definition of Conditional and Final Acceptance as contained in the Definitions Section of the Purchase Agreement is deleted and replaced in its entirety as stated below.

         3.1 Conditional and Final Acceptance for the Systems defined in Section
1.1 shall be achieved upon the occurrence of both, (i) the first  achievement of
the               ***                                                          ,
as defined in Attachment 1 to this Agreement,  and (ii) by the first achievement
of           ***                                  , as stated in Attachment 2 to
the Agreement. The figures as contained in Attachment 2, dated *** , shall be updated and modified as stated below.

The per subscriber revenue figures and the total Market revenue by month figures contained in Attachment 2 are based on certain business case assumptions made by
Nextel as of    *** and that the figures in  Attachment  2 dated      ***
represent achievement of *** of the planned Nextel rates.

Nextel shall  submit to Motorola and the parties  shall  mutually  review,  on a
monthly basis,                         ***
                                                            .  In the event that
these                               ***
            , then  Motorola and Nextel agree to be  reasonable in  negotiating,
                                            ***
to substitute into Attachment 2. Any such new figures shall then be the criteria used to obtain Conditional and Final Acceptance for all Systems defined in
Section  1.1  that  have  not  previously  obtained   Conditional  and/or  Final
Acceptance.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Negotiations  of new figures as stated above , shall be based on Nextel's ***
     ,  and on  comparisons  to the industry and market  experience  of
 ****              .  Comparisons  may be  made on  industry/market  information resources, including but not limited to:

         ***




The models for this comparison will be as mutually agreed.

         3.2 Conditional and Final Acceptance for New Systems and MSO Expansions (beyond the Systems defined in Section 1.1) shall occur only after Conditional Acceptance as defined in Section 3.1 has occurred for the Systems in
                ***                           .  Upon achievement of Conditional
Acceptance of these *** Systems, Conditional Acceptance for New Systems and MSO Expansions shall occur at the earlier of: (i) Nextel placing the New System of MSO Expansion into Commercial Service or (ii) completion of the Final ATP for said New System or MSO Expansion. Final Acceptance shall occur and be evidenced by a notice signed by Nextel when substantially all Punch List items have been resolved.

         3.3 Conditional Acceptance for Expansions in Sites or Equipment shall occur upon completion of the Site installation and Site ATP, or, if the Site is
not  constructed,  no later  than     ***            from the date of  equipment
shipment. Final Acceptance shall occur upon resolution of substantially all of the Site ATP Punch List items or, if the Site is not constructed, no later than
      ***     from the date of equipment shipment.

4.0      WARRANTY

The commencement of hardware and software warranty as stated in Sections 10.1.5 and 10.2.1 of the Purchase Agreement are modified as follows:

         4.1 The hardware and  software  warranty  period for the Systems in
           ***                            shall  commence  upon  achievement  of
Conditional Acceptance as defined in Section 3.1, for those Systems.

         4.2 The  hardware  warranty  for the  Systems  defined in  Section  1.1
(except the Systems in                  ***                     ) shall commence
upon completion of the of the ***. The software warranty shall commence upon achievement of Conditional Acceptance as defined in Section 3.1.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

         4.3 The hardware warranty for New Systems and MSO Expansions shall commence upon completion of the ATP. The software warranty shall commence upon
achievement of       ***      as defined in Section 3.2.

         4.4 The hardware and software warranty for Expansion in Sites and Equipment shall commence as follows:

                  4.4.1    Until Conditional Acceptance as defined in this
Agreement,  is achieved for any total of    ***   of the    ***          Systems
defined in Section 1.1, hardware and software warranty for Expansions in Sites or Equipment shall commence upon achievement of Conditional Acceptance, defined in Section 3.3, as completion of the Site installation and Site ATP, or, if the
Site is not  constructed,  no  later  than    ***        days  from  the date of
equipment shipment.

                  4.4.2 Upon achievement of Conditional Acceptance as defined in
this  Agreement,  for any total of   ***   of the      ***       Systems defined
in Section 1.1, hardware warranty for Expansions in Sites or Equipment shall occur upon receipt of equipment. Software warranty shall commence upon Conditional Acceptance as defined in Section 3.3

5.0      AGREEMENT CONTINUES IN EFFECT

The Purchase Agreement shall remain in full force and effect except as expressly amended hereby.


IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties set forth below.

NEXTEL, INC.                                         MOTOROLA, INC.


By                                                   By

Title                                                Title



*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                    Attachment 1

MINIMUM NUMBER OF UNITS IN SERVICE, BY CITY SIZE AND SERVICE TYPE TO REACH CONDITIONAL AND FINAL ACCEPTANCE


                CITIES UP     CITIES 1      CITIES 2.5     CITIES
                   TO      MILLION TO 2.5     MILLION       OVER
                1 MILLION    MILLION IN    TO 5 MILLION   5 MILLION
                   IN        POPULATION    IN POPULATION     IN
               POPULATION                                POPULATION

***

DISPATCH          ***              ***            ***       ***

MULTI-SERVICE     ***              ***            ***       ***

TOTAL             ***              ***            ***       ***

***

DISPATCH          ***              ***            ***       ***

MULTI-SERVICE     ***              ***            ***       ***

TOTAL             ***              ***            ***       ***




*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                                                    Attachment 2

                                     Motorola Confidential Proprietary
                                        LAND MOBILE PRODUCTS SECTOR
                                     MIRS INFRASTRUCTURE NORTH AMERICA


MARKET REVENUE BY MONTH
USING CONDITIONAL ACCEPTANCE CRITERIA

                                                                       TOTAL       MARKET
     MARKET         POPS             DISPATCH       MULTI-SERV      WT/AVG/SUBS REV./MONTH
- --------------------------------------------------------------------------------------------
***
- --------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------
    TOTAL                                                                            ***
- --------------------------------------------------------------------------------------------

***


*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                  Appendix III

             Systems and System Expansions that achieved Conditional
               and/or Final Acceptance in the month of ***
                  and their corresponding Warranty Start Dates

                              Dated: April 28, 1996

- -------------------------------------------------------------------------------------------------------------------------------
SystemConditional (CA) or Final      Change Order                  ATP         Warranty    Conditional       Final
Acceptance (FA) Achieved                                           Date        Start Date  Acceptance        Acceptance
- -------------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------------
***

- -------------------------------------------------------------------------------------------------------------------------------

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   Appendix IV

                 System and System Expansion Acceptance Criteria

                              Dated: April 28, 1996


This Appendix IV to Amendment 004 of the Agreement defines the Conditional and Final Acceptance terms and criteria applicable to systems and system expansions under the Agreement.

1.0   Acceptance Prior to the Effective Date

1.1 The requirements set forth in Section 9 of the Agreement and Exhibit C thereto remain in full force and effect for all systems and/or system expansions that completed performance of their respective Acceptance Test Plans (ATP) prior to the Effective Date of Amendment 004. For the purposes of Amendment 004, completion of the performance of the ATP in accordance with Section 9 of the Agreement and Exhibit C, thereto, for any such system or system expansion, shall be deemed to have satisfied the requirement of ATP-Conditional Acceptance defined in Amendment 004, for said system or system expansion.

1.2 ATP-Final Acceptance as defined in Amendment 004 for a system or system expansion shall be deemed to be satisfied upon: (i) the resolution of substantially all Punchlist Items for each respective system or system expansion and; (ii) the completion of the system/subsystem performance measurements during stated performance period as defined under Section 4.0, ATP-Final Acceptance, below. Said performance period shall commence upon the completion of the ATP, as defined in the preceding paragraph, except as follows:

      a) For the  systems  and  system  expansions  in
                   ***                           ,  to which Motorola and Nextel
      have, on ***, formally executed Conditional Acceptance Certificates, said performance period shall be deemed to have commenced ***
      prior  to      ***.   For  this  ***
                                                  shall be gathered and analyzed
      in  accordance  with  Section  4.2,  below.  If no failures are found as a
      result of this analysis,  the       ***       performance  period shall be
      deemed  satisfied  and  complete.   In  the  event  the  analysis  of  the
               ***                                  reveals  a  failure  of  the
      specific system or system expansion, then the performance period shall be deemed to have commenced on *** . In which case, Motorola shall
      re-conduct  the  required              ***                              in
      accordance with, and for, the performance period stated in Section 4.2, below.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

      b) The systems and system  expansions in        ***
                                 have achieved  Conditional and Final Acceptance
      in accordance with the requirements as set forth in Amendment 003, as shown in Appendix I to Amendment 004.

      c) The systems and system expansions (if any) in *** and the related Change Orders specifically set forth in Appendix I to Amendment 004 shall be deemed to have achieved the requirements of Conditional and Final Acceptance as set forth in Amendment 003 on the respective dates shown in Appendix I to Amendment 004.

2.0   Acceptance after the Effective Date

Acceptance of all systems and system expansions that have not satisfied the requirements of Section 1.0, above, as of the Effective Date of this Amendment, shall be governed by the requirements set forth below:

2.1 The requirements set forth in Section 9 to the Agreement is superseded by the following:

Motorola shall conduct acceptance test procedures in accordance with Section 3.0, ATP-Conditional Acceptance and Section 4.0, ATP-Final Acceptance, below, and which shall be contained in the Acceptance Test Plan (ATP) for each system or system expansion.

The ATP  shall be  based  on a                      ***
maintained by Motorola. The *** shall be updated by Motorola to encompass acceptance test procedures for newly developed equipment and software as part of the software general release process and shall reflect the then current acceptance test procedures available. Any modifications to the *** shall be mutually agreed to prior to incorporation of said modifications.

The scope of the ATP required to achieve ATP-Conditional Acceptance and ATP-Final Acceptance for each specific system or system expansion shall be identified and mutually agreed to, prior to acceptance of an order. The specific system or system expansion ATP shall contain only those test procedures required to test the equipment, software, and the associated features ordered. The schedule for performance of the ATP shall be included in the Preliminary and Detailed Implementation Schedule for the specific system or system expansion in accordance with Article IV of Amendment 004.

Motorola  shall  supply to  Nextel,  no later  than        ***      prior to the
scheduled commencement of ATP-Conditional Acceptance or ATP-Final Acceptance, as applicable, the specific required test procedures for ATP-Conditional and
ATP-Final  Acceptance.  Nextel shall have      ***         following  receipt of
said test procedures to review and comment on the content of the test procedures.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

Only those features and items of equipment and software supplied by Motorola in accordance with the definitions of system and system expansion contained herein, and installed by Motorola, or installed by Nextel in accordance with Motorola published installation and engineering standards and in accordance with the standards set forth in Exhibit D to the Agreement, shall be included in and tested under the ATP for a system or system expansion.

Individual site tests and the switch test shall be performed in accordance with the ATP as soon as the individual sites and switch are completed. The system test in accordance with the ATP shall be performed as soon as the switch and site tests are completed. These tests shall take place even if all the Sites are not operational if such Sites are not available due to Nextel's failure to perform its applicable obligations in accordance with the Implementation Schedule ("Unavailable Sites"). If such Sites are not available due to Motorola's failure to perform its applicable obligations in accordance with the Implementation Schedule, such tests shall be delayed until the affected Sites become operational.

The areas served by the Unavailable Sites shall not be included in the System Test. When the Unavailable Sites are completed, the Site Test shall be completed for any Unavailable Sites. The existence of Unavailable Sites shall not delay ATP-Conditional or ATP-Final Acceptance as long as the other items necessary for ATP-Conditional or ATP-Final Acceptance are complete .

Nextel may order additional testing above and beyond the specific acceptance test procedures defined in Sections 3.0 and 4.0 below, and included by mutual agreement into the ATP for a system or system expansion of the types defined herein. The additional test procedures to be performed and the price thereof, shall be identified and mutually agreed to, prior to acceptance of an order. The completion of these additional test procedures shall be outside the scope of the system or system expansion ATP and shall not be apart of, nor a precedent to, ATP- Conditional Acceptance or ATP-Final Acceptance of a system or system expansion.

The acceptance test procedures as defined in Sections 3.0 and 4.0 shall not include, and shall be separate and distinct from any software testing developed and executed in conjunction with, and required to achieve, general release of software under the Software Maintenance Program (SMP) of the Agreement.

2.2 The requirements set forth in the following sections of Exhibit C to the Agreement are superseded by Section 3.0, ATP-Conditional Acceptance and Section 4.0, ATP-Final Acceptance, below:

     Section 1.3.1, ***
     Section 1.3.3, ***
     Section 1.3.4, ***
     Section 5, ***
     Section 6, ***
     Section 7, ***
     Section 8, ***

3.0   ATP Conditional Acceptance Test Procedures

3.1 The ATP  Conditional  Acceptance  is comprised  of    ***        sections to
verify (system or,  sub-system,  as appropriate)  performance and functionality.
The defined       ***
         and ***            to the new systems or system expansion are described
below. The test sections include:

      ***





3.2   ***

3.2.1 The ***                                  shall evaluate the implementation
of system     ***           elements  developed by Motorola  utilizing  specific
information  provided by Nextel.  The test shall ensure new system  elements are
properly  provisioned prior to        ***                           . The system
unique database may consist of the following *** elements, but the final system configuration will dictate the database requirements.

a. ***         . Verify the ***              by generating ***  and ***
      on each ***  for each *** to include ***          services.

b. ***                             .  The ***                        tests shall
include the  confirmation  of ***    on all site ***
provisioned  for ***            on all site ***
         provisioned for ***                             .


*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

3.3   ***

3.3.1  ***                    will be the  evaluation  of  ***
installations against established Motorola standards. It will follow installation of each site when power is available to each site and all radio equipment is installed and hooked up. It will ensure that all Motorola-supplied equipment is present, properly installed, and connected with other site equipment.

3.4   ***

3.4.1  ***        shall confirm the  ***
                     between the *** and the *** equipment.

3.5   ***

3.5.1  ***                             will confirm the operation of primary and
***
     .  These  functions  include,  but are not limited to, **
                                                                   ,  and making
***       on the system.

3.6   ***

3.6.1 ***                               will be conducted to evaluate the system
readiness for ***              . The test methodology will be to simulate use of
the  system  by the  ***          teams as the end user is  expected  to use the
system.  The purpose of this test is to identify  ***


3.6.1.1 ***         .  The ***                            will be conducted over
mutually  determined        .  The system must be "frozen" or "locked-down"  (no
performance  affecting  changes)  during               .  These         plus the
***                                                   system  performance
***                   .  This test is  anticipated to have a duration ***
                                   A  statistically  significant  number of data
points will be ***

                     The  scheduling of the ***                 for a new system
will be  mutually  agreed  upon by  Motorola  and  Nextel  and  included  in the
Implementation  Schedule. The ***        data and results will be shared equally
between Motorola and Nextel.  The        ***                   data will be used
to measure the acceptance of the system under test as noted below.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

3.6.1.2 Since the purpose of this test is to validate ***
                                                           of software, the
***  should be planned  such that only ***  meeting  the  ***
                                                                 criteria of the
Purchase  Agreement  Exhibit B2,  Sections  1.1.1.4 and 1.1.1.6 are utilized for
***         .  ***             which fall below these  criteria will be excluded
from  analysis for ***                                purposes.  However,  it is
understood  that Nextel may wish to examine  this data  further for  analysis of
***                                .

3.6.1.3   ***

                                                                 Statistics will
be derived from this data and used as the basis for ***
         .                           ***

                                                                    .  Excluding
Nextel design and implementation issues, ***


For a system expansion, the baseline established prior to the system expansion, as discussed in Section 3.6.1.1, will be used as the threshold. No ***
                                                                     ,  in
***          performance  when  comparing  pre-installation  test  results  with post-installation test results, will be a criteria for successful completion of the test.

3.6.1. 4 ***                   . The ***                   to be used during the
testing will be agreed to by Motorola and Nextel. The considerations will be the
latest  commercially  available  ***      available  ***

                                                                      . The test
shall not be delayed by the unavailability of the preferred ***            . The
***  teams may *** a ***             ,  but this will not  increase  the overall
number of ***    teams.           ***



3.6.1. 5 ***           .  The ***                                        will be
the same for all ***                    tests. The ***
will  be that  specified  in an  appendix  to the  ***                         .

3.6.1. 6 Motorola ***                      for this ***                   ,  and
all ***                                  .  Post-processing  will be provided by
Motorola.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

3.7   ***

3.7.1 ***                                                        the achievement
of specified performance metrics (new systems) or the maintenance of existing system baseline performance metrics (system expansions). Concurrent with the
***                                             , the system  statistics will be
gathered to evaluate changes in overall performance of the system before and after installation of the new infrastructure hardware. A defined group of system and subsystem performance parameters will be ***
                                            . These parameters will be chosen to
match the normal management metrics supported by the current infrastructure software release. The parameters gathered will ***


3.7.1.1 The performance measures for baselining the system statistics were proposed by Motorola in ***
                          testing  conducted  in ***                      .  The
methodology for ***


3.8   ***       Criteria

3.8.1 ***       criteria of individual tests included within the ATP Conditional
Acceptance  will be included  within the detailed test  procedures  delivered by
Motorola  to  Nextel  as  defined  in  Section  2.1  above.  ***        criteria
identified in the ATP-Conditional Acceptance test procedures will be based on the specifications contained in ***


3.9 Special  consideration for systems expansions.  The tests stated in sections
1.0 to 3.0, above, apply to the acceptance testing for a system. The ATP for a system expansion may contain a subset of these tests which will be dependent upon the scope of the system expansion.

3.10  ***

            a.    Motorola  shall  perform the ATP as described in this Appendix
                  IV. ATP-Conditional Acceptance shall not be delayed because of
                              ***                       . Upon completion of the
                  performance  of  the  ATP,  a  Punchlist   shall  be  mutually
                  developed  within ***    .  In  addition a ***
                              shall commence  immediately  following  successful
                  completion of the ATP-Conditional Acceptance test procedures, to allow Nextel to operate the System to determine if additional failures are found as a result of Motorola products failure to operate as specified.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

            b.    Testing  conducted  during the ***
                  shall be witnessed by Motorola, and the results, including failures, must be reproducible and documented by Nextel to be included in the Punchlist. This testing shall be limited to the testing of the Motorola published product specifications and the System infrastructure functionality as described in Exhibits B-1 and B-2 to the Agreement. The testing shall specifically exclude testing of ***


            c.    ***                           to be included in the ATP Punch-
                  list must be      **                                during the
                         ***               and, upon mutual agreement, placed on
                  the Punchlist within the        ***                    .  Upon
                  agreement on what is on the Punchlist, Nextel shall endorse the Motorola provided letter of acceptance signifying occur-rence of ATP-Conditional Acceptance. When all Punchlist items are substantially resolved, and all ATP-Final Acceptance tests in section 4.0 of this Appendix have been passed, ATP-Final Acceptance shall be granted. Such approval shall not be unreasonably withheld. ATP-Final Acceptance shall be evidenced by a notice signed by Nextel.

4.0   ATP-Final Acceptance Test Procedures

4.1 ATP-Final Acceptance of system or system expansion shall be preceded by successful completion of all ATP-Conditional Acceptance testing as defined by the ATP-Conditional Acceptance test procedures. During the ATP-Conditional Acceptance a Punchlist may be created identifying deficiencies in the installation of the system or system expansion. ATP-Final Acceptance testing period begins at the completion of ATP-Conditional Acceptance. ATP-Final Acceptance shall be achieved when substantially all Punchlist items have been resolved and the test procedures defined in this Section 4.0 have been completed.

The  ATP-Final  Acceptance  is  comprised  of  ***
                                                            .   The  defined
                              ***

                                                    is described below. The test
section includes:

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

4.2   ***

4.2.1 The ***

          will  begin  ***                     after  successful  completion  of
ATP-Conditional  Acceptance  and  proceed  for ***


4.2.2 ***                 shall be analyzed at the end of each ***
               .  At the completion of the ***
               ,  the                         ***
immediately begin. In the event a problem is found during the performance period and/or a failure is observed, as a result of the analysis, at the end of
          ***                                               and such  problem or
failure is determined to be a Motorola controlled caused problem or failure, a plan of resolution will be developed by Motorola and Motorola shall take all appropriate actions to correct such problem or failure. In the event the severity of such problem or failure is of such significance or magnitude that Nextel is prevented from or determines in which such  problem or failure
occurred shall resume upon correction of the problem or failure by Motorola.

Upon  the   completion  of  the  ***
              shall be analyzed  and if no failures are found as a result of the
analysis,                ***
                                      or if a failure is found and determined to
be a Nextel caused failure,  said failure shall be eliminated from the analysis,
and                       ***                     shall be deemed  completed and
the                         ***                defined in this Section 4.2 shall
be deemed satisfied and completed.

In the  event a  failure  is  found  at the end of the  ***
                   , and it is determined to be a Motorola controlled caused failure, Motorola shall correct such failure (together with failures not
corrected from the            ***
                                                          . Upon completion of a
                                ***                   controlled caused failures
found,  the ***
                                                      shall be deemed  completed
and the  ***                                         defined in this Section 4.2
shall be deemed satisfied and completed.

4.2.3 ***                                           .             ***
                                                                            will
commence immediately following the successful completion of ATP-Conditional Acceptance.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

4.2.4 To allow  Motorola to perform the  required  analysis,  Nextel  shall make
available to Motorola,        ***
the  ***                                                                      In
the event Nextel fails to make the results available to Motorola at the stated time, ***


4.3 ***

4.3.1 ***                     shall  include  ***


      a) ***

      b) over the ***                                                   criteria
         as Section 3.6, above;

      c) ***

      d) ***


      e) ***

      f) ***

4.3.2 The ***              during            ***                  shall commence
               ***                                                  and shall be
performed during      ***                             ,  at the frequency stated
in 4.3.1 (a), above.

4.3.3 In accordance with the criteria stated in Section 3.6, above,  each ***
           shall be analyzed. If the analysis results ***
          ,  the root causes of the  ***                           and
                     ***            .  If any test points are determined to have
failed for causes other than Motorola's system-specific hardware integration, installation, or commissioning, such as but not limited to new sites improperly integrated into the system by other than Motorola, these points will be
                              ***
               .  If the                ***                                    ,
then all Motorola controlled root causes found to be associated with the analysis shall be corrected by Motorola and ***
                       .                     ***
                                                           ,  a Motorola  caused
failure is found,  Motorola  shall correct such failure and the ***
will  be  re-performed  until  no  Motorola  caused  failures  are  found.  Upon
completion of the ***          with no               ***                  ,  the
          ***                      defined in this  Section  4.3 shall be deemed
satisfied and completed.

***                ,  the baseline established prior to the ***                ,
as discussed in Section 3.6.1.1,  will be used as the threshold.  No    ***
          ,  based on the criteria  contained in this  Section  4.3.3,
          ***  when  comparing          ***                                 with
          ***           results, will be a criteria for successful completion of
the test.

4.3.4  ***                         .                   ***
                                                      will commence  immediately
following the  successful  completion of  ***                        ,  and will
proceed  for                  ***                            stated in 4.3.1 (a)
above.

*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   Appendix V

                    Standard Minimum Equipment Delivery Times

                              Dated: April 28, 1996




                                         STANDARD                    STANDARD
PRODUCTS                              DELIVERY TIMES              DELIVERY TIMES
                                    (Without Forecast)           (With Forecast)

MSO
MSO Equipment:                             ***                          ***
BSC Equipment:                             ***                          ***


EBTS Sites:                                ***                          ***
                                           ***                          ***

MSO and EBTS ANCILLARY
Surge Protectors:                          ***                          ***
DC Power Rectifiers:                       ***                          ***
Battery Systems:                           ***                          ***
Antennas, Tower Amps., TX
Line:                                      ***                          ***
Towers, Buildings:                         ***                          ***
Power Systems:                             ***                          ***


Packaged Systems
Delivery time quoted upon request



Standard delivery time is from the time Motorola receives an Order to when equipment will ship from vendor. Prior to receipt of Order, standard delivery time is subject to change without notice. Once an Order is received, the delivery time quoted for such Order shall remain valid and firm, for the Order received.


*** CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   Appendix VI

              Implementation and Redeployment Schedule Signatories

                              Dated: April 28, 1996



Schedule:   Equipment Agreement - Authorized Motorola Signatories Schedule

Authorized Motorola Signatories for Implementation and Redeployment Schedules and Schedule Changes and Warranty Changes:

      For approval of all regional activities, the office of Vice President & Director of Customer Operations, Nextel, shall have signatory authority.

      For approval of Western region activities, the office of Regional Project Director Western Markets, shall have signatory authority;

      For approval of Midwest region activities, the office of Regional Director, Midwest Markets, shall have signatory authority;

      For approval of Eastern/Southern region activities, the office of Regional Director, Eastern/Southern Markets, shall have signatory authority;

Such Authorized Signatories List may be revised to reflect deletions, additions, or substitutions as provided in Section 4.4 of Amendment 004 to the Agreement.

Schedule:   Equipment Agreement - Authorized Nextel Signatories Schedule

Authorized Nextel Signatories for Implementation and Redeployment Schedules and Schedule Changes and Warranty Changes:

      Tim Donahue, President and Chief Operating Officer

      Steve Shindler, Senior Vice President and Chief Financial Officer

      Barry West, Senior Vice President and Chief Technology Officer

Such Authorized Signatories List may be revised to reflect deletions, additions, or substitutions as provided in Section 4.4 of Amendment 004 to the Agreement.